SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K/A
                                AMENDMENT NO. 1



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) JUNE 2, 2003

                            GALAXY ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

            COLORADO                   0-32237                98-0347827
  (State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)            File Number)          Identification No.)

            1001 BRICKELL BAY DRIVE, SUITE 2202, MIAMI, FLORIDA 33131
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (305) 373-5725

                            GALAXY INVESTMENTS, INC.
          (Former name or former address, if changed since last report)














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ITEM 1.      CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS


         Not applicable.




ITEM 3.      BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE

         On  June  2,  2003,  the  registrant  acquired  all of the  issued  and outstanding shares of Pannonian International, Ltd., a Colorado corporation, in exchange for the issuance of 1,951,241 shares of the registrant's common stock to the Pannonian shareholders. Pannonian will remain an operating subsidiary of the registrant.

         Pannonian has significant international natural gas and coalbed methane
         (CBM) interests in Europe. The registrant will initially focus on the development of Pannonian's 21,000 acres in the Jiu Valley, Romania, where it has a 30-year concession agreement on lands underlain by shallow coal beds. The area that has been targeted for development contains up to 18 coal seams at depths of 985 feet to 3,280 feet below the surface. Pannonian has applied for a concession on an additional 120,000 acres in Romania.

         The number of shares issued to the Pannonian shareholders was based upon the registrant's valuation of Pannonian's assets. Pannonian's shareholders approved the terms of the acquisition on May 27, 2003.

         Thomas G. Fails, the President and a director of Pannonian, became a director of the registrant in November 2002 when the registrant and Pannonian executed a letter of intent pertaining to this acquisition. Marc A. Bruner, a principal shareholder of the registrant, was already a director of Pannonian.


         In a press release dated June 4, 2003, the registrant confirmed that its name change to "Galaxy Energy Corporation" has not affected its trading symbol, "GAXI," or its CUSIP number.

ITEM 6.      RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS


         (a)   Financial  statements  of  businesses  acquired:  Not required.
               amendment



         (b)   Pro forma financial information:  Not required.


         (c)   Exhibits:

               REGULATION
               S-K NUMBER                         DOCUMENT


                  2.1 Share Exchange Agreement by and between Galaxy Investments, Inc. and Pannonian International, Ltd.(1)



                 99.1         Press release dated June 4, 2003(2)

                 _________________

                 (1) Incorporated by reference to the exhibits to the current report on Form 8-K dated May 7, 2003, filed May 13, 2003
                 (2) Previously filed.


ITEM 8.      CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.      REGULATION FD DISCLOSURE

         Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

         Not applicable.


ITEM 11.     TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
             PLANS

         Not applicable.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Not applicable.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GALAXY ENERGY CORPORATION


August 15, 2003                 By:   /s/ MARC E. BRUNER
                                   -------------------------------------------
                                       Marc E. Bruner, President